BRANDES INVESTMENT TRUST

Brandes Core Plus Fixed Income Fund

Supplement dated August 24, 2020

to

Statutory Prospectus dated July 1, 2020

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.            TEMPORARY SUSPENSION OF THE R6 SHARE CLASS

As of August 24, 2020, and until further notice, the R6 Share Class of the Brandes Core Plus Fixed Income Fund (the “Fund”) is temporarily not accepting new investments.

II.            CHANGE TO FEES AND EXPENSES OF THE FUND

On Page 3 of the Statutory Prospectus, the table in the section entitled “Fees and Expenses of the Fund”, is deleted in its entirety and replaced with the following:

SHAREHOLDER FEES (fees paid directly from your investment)	Class A		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		3.75%		None		None
Maximum Deferred Sales Charge (Load)		None*		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class I		Class R6
Management Fees		0.35%		0.35%		0.35%
Distribution (12b-1) Fees		0.25%		None		None
Other Expenses
Shareholder Servicing Fees	None		None		None
Other Expenses(1)	0.33%		0.38%		0.33%

Total Other Expenses		0.33%		0.38%		0.33%

Total Annual Fund Operating Expenses		0.93%		0.73%		0.68%	(4)
Less: Management Fee Waiver (2)		0.05%		0.05%		0.05%
Less: Expense Reimbursement		0.38%		0.38%		0.33%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)		0.50%		0.30%		0.30%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)

The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2022.

(3)

The Advisor has contractually agreed to limit the Core Plus Fund’s Class A, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 28, 2022 with respect to Class A and Class I shares and

January 31, 2021 for Class R6 shares: 0.50%, 0.30% and 0.30%, respectively (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

(4)

Total Annual Fund Operating Expenses for Class R6 shares do not correlate with the financial highlights table found in the semi-annual report and have been restated to reflect estimated operating expenses for the current fiscal year.

III.            CHANGE TO EXPENSE EXAMPLE

The table in the section entitled “Example” on page 4 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$424	$619	$830	$1,437
Class I	$31	$190	$364	$866
Class R6	$31	$179	$341	$811

IV.            INVESTMENT ADVISORY FEE WAIVER AND CHANGE TO EXPENSE CAPS

The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2022. Accordingly, the listed Annual Management fee as shown in the section entitled “The Investment Advisor” on page 17 of the Statutory Prospectus should be considered in conjunction with the Investment Advisory Fee Waiver.

The Expense Caps table in the section has been deleted in its entirety and replaced with the following:

Expense Caps	Class A	Class I	Class R6
Core Plus Fund	0.50%	0.30%	0.30%

ii

BRANDES INVESTMENT TRUST

Supplement dated August 24, 2020

to

Statement of Additional Information (“SAI”) dated July 1, 2020

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.            TEMPORARY SUSPENSION OF THE R6 SHARE CLASS

As of August 24, 2020, and until further notice, the R6 Share Class of the Brandes Core Plus Fixed Income Fund (the “Fund”) is temporarily not accepting new investments.

II.            INVESTMENT ADVISORY FEE WAIVER FOR THE CORE PLUS FIXED INCOME FUND

The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2022. Accordingly, the listed Annual Advisory fee for the Fund in the table on page B-65 should be considered in conjunction with the Investment Advisory Fee Waiver.

III.            CHANGE TO EXPENSE CAPS FOR THE CORE PLUS FIXED INCOME FUND

The Expense Caps for the Fund in the table on page B-66 have been deleted in their entirety and replaced with the following:

Core Plus Fund	0.50%	N/A	0.30%	0.30%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE